Exhibit 99.1
Domo Announces Second Quarter Fiscal 2023 Financial Results

Silicon Slopes, Utah - August 25, 2022 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal second quarter ended July 31, 2022.

Fiscal Second Quarter Results
•Total revenue was $75.5 million, an increase of 20% year over year
•Subscription revenue was $67.4 million, an increase of 23% year over year
•Subscription revenue represented 89% of total revenue
•Billings were $72.3 million or 21% year-over-year growth
•Remaining Performance Obligations (RPO) was $349.1 million as of July 31, 2022, an increase of 22% year over year
•RPO expected to be recognized as revenue in the next twelve months was $225.3 million as of July 31, 2022, an increase of 23% year over year
•Net cash used in operating activities was $2.4 million
•GAAP subscription gross margin was 84%, an improvement of 2 percentage points from Q2 FY22
•Non-GAAP subscription gross margin was 85%, an improvement of 3 percentage points from Q2 FY22
•GAAP operating margin declined by 4 percentage points year over year
•Non-GAAP operating margin increased by 3 percentage points year over year
•GAAP net loss was $29.1 million, and GAAP net loss per share was $0.86, based on 34.0 million weighted-average shares outstanding
•Non-GAAP net loss was $8.7 million, and non-GAAP net loss per share was $0.26, based on 34.0 million weighted-average shares outstanding
•Cash and cash equivalents were $79.9 million as of July 31, 2022

“Domo is helping companies of all sizes leverage data across their organizations to increase revenue, improve efficiencies and drive better business outcomes — all at incredible speed,' said John Mellor, CEO, Domo. "We continue to optimize for long-term, sustainable growth, as we deliver speed-to-value to line-of-business decision makers and support our customers' success."

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:

•Domo was named in the Leaders category in the 2022 IDC MarketScape for U.S. business intelligence and analytics (BIA) platforms for its speed to deployment, collaboration functionality and self-service analytics capabilities.

Exhibit 99.1
•Domo was also named a Leader in Nucleus Research’s 2022 Analytics Technology Value Matrix for the second consecutive year, recognized for its integration development tools and enhancement of its multi-cloud capabilities.
•Domo announced it has been named an Overall Leader in the Business Intelligence (BI) category of the Dresner Advisory Services’ 2022 Wisdom of Crowds® Industry Excellence Awards for the sixth consecutive year. In addition, Domo was named an overall leader and received its sixth consecutive perfect recommendation score in the 2022 Dresner Wisdom of Crowds® BI Market Study.
•Domo achieved HITRUST Risk-based, 2-year Certification, passing rigorous third-party security review and validating its commitment to managing risk, improving security posture and meeting compliance requirements.
•Domo was named to the 2022 Parity.Org Best Companies for Women to AdvanceTM List for the third consecutive year.

Business Outlook
Based on information available as of August 25, 2022, Domo is providing the following guidance for its third fiscal quarter and full year fiscal 2023:
Q3 Fiscal 2023
•Revenue is expected to be in the range of $76.0 million to $77.0 million
•Non-GAAP net loss per share is expected to be between $0.23 and $0.27 based on 34.4 million weighted-average shares outstanding
Full Year Fiscal 2023
•Revenue is expected to be in the range of $305.0 million to $310.0 million
•Non-GAAP net loss per share is expected to be between $0.88 and $0.96 based on 34.1 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2023 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) September 8, 2022.

Exhibit 99.1

About Domo
Domo transforms business by putting data to work for everyone. Domo’s low-code data app platform goes beyond traditional business intelligence and analytics to enable anyone to create data apps to power any action in their business, right where work gets done. With Domo’s fully integrated cloud-native platform, critical business processes can now be optimized in days instead of months or more. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, and @Domotalk Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan.

Exhibit 99.1
As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our third fiscal quarter and full fiscal year 2023, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2022 expected to be filed with the SEC on or about September 9, 2022. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Exhibit 99.1
Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2021	2022	2021	2022
Revenue:
Subscription	$54,666	$67,406	$106,778	$131,981
Professional services and other	8,159	8,125	16,109	18,014
Total revenue	62,825	75,531	122,887	149,995
Cost of revenue:
Subscription (1)	10,019	10,712	19,076	21,379
Professional services and other (1)	6,299	7,601	12,400	14,595
Total cost of revenue	16,318	18,313	31,476	35,974
Gross profit	46,507	57,218	91,411	114,021

Operating expenses:
Sales and marketing (1)	33,378	44,700	66,832	90,287
Research and development (1)	19,341	25,334	35,527	48,525
General and administrative (1), (2)	12,384	12,825	22,602	29,485
Total operating expenses	65,103	82,859	124,961	168,297
Loss from operations	(18,596)	(25,641)	(33,550)	(54,276)

Other expense, net (1)	(3,505)	(3,286)	(6,767)	(7,351)
Loss before income taxes	(22,101)	(28,927)	(40,317)	(61,627)
Provision for income taxes	139	212	27	400
Net loss	$(22,240)	$(29,139)	$(40,344)	$(62,027)

Net loss per share (basic and diluted)	$(0.70)	$(0.86)	$(1.28)	$(1.84)
Weighted-average number of shares (basic and diluted)	31,883	33,973	31,451	33,640

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$549	$778	$968	$1,509
Professional services and other	271	563	605	1,031
Sales and marketing	4,747	7,873	8,474	15,948
Research and development	2,751	6,283	5,240	13,287
General and administrative	4,137	4,707	7,053	13,512
Other expense, net	171	189	348	370
Total stock-based compensation expenses	$12,626	$20,393	$22,688	$45,657

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$40	$40

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$83,561	$79,894
Accounts receivable, net	64,149	49,148
Contract acquisition costs	15,417	15,099
Prepaid expenses and other current assets	9,975	9,205
Total current assets	173,102	153,346

Property and equipment, net	17,584	18,884
Right-of-use assets	16,392	16,082
Contract acquisition costs, noncurrent	23,177	21,693
Intangible assets, net	2,875	2,835
Goodwill	9,478	9,478
Other assets	1,981	1,688
Total assets	$244,589	$224,006

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,770	$17,556
Accrued expenses and other current liabilities	59,976	43,357
Lease liabilities	3,439	4,225
Current portion of deferred revenue	168,335	163,454
Total current liabilities	236,520	228,592

Lease liabilities, noncurrent	16,757	16,063
Deferred revenue, noncurrent	2,420	2,560
Other liabilities, noncurrent	10,882	11,486
Long-term debt	103,988	106,251
Total liabilities	370,567	364,952

Commitments and contingencies

Stockholders' deficit:
Common stock	33	34
Additional paid-in capital	1,098,084	1,146,231
Accumulated other comprehensive income	388	(701)
Accumulated deficit	(1,224,483)	(1,286,510)
Total stockholders' deficit	(125,978)	(140,946)
Total liabilities and stockholders' deficit	$244,589	$224,006

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2021	2022	2021	2022
Cash flows from operating activities
Net loss	$(22,240)	$(29,139)	$(40,344)	$(62,027)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,228	1,213	2,256	2,820
Non-cash lease expense	1,373	1,177	2,316	2,375
Amortization of contract acquisition costs	3,932	4,266	7,835	8,578
Stock-based compensation	12,626	20,393	22,688	45,657
Other, net	921	972	1,786	1,892
Changes in operating assets and liabilities:
Accounts receivable, net	1,852	(2,514)	17,123	15,001
Contract acquisition costs	(3,753)	(4,079)	(7,365)	(7,282)
Prepaid expenses and other assets	1,774	6,584	4,285	781
Accounts payable	2,930	4,822	6,313	12,907
Operating lease liabilities	(631)	(1,637)	(1,711)	(2,139)
Accrued and other liabilities	4,976	(1,213)	(11,103)	(15,399)
Deferred revenue	(2,819)	(3,203)	(4,638)	(4,741)
Net cash provided by (used in) operating activities	2,169	(2,358)	(559)	(1,577)

Cash flows from investing activities
Purchases of property and equipment	(1,640)	(1,479)	(3,418)	(3,416)
Net cash used in investing activities	(1,640)	(1,479)	(3,418)	(3,416)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Shares repurchased for tax withholdings on vesting of restricted stock	(1,334)	—	(7,578)	—
Proceeds from exercise of stock options	2,509	81	3,163	805
Net cash provided by (used in) financing activities	1,175	81	(282)	2,368
Effect of exchange rate changes on cash and cash equivalents	(157)	(345)	(162)	(1,042)
Net increase (decrease) in cash and cash equivalents	1,547	(4,101)	(4,421)	(3,667)
Cash and cash equivalents at beginning of period	84,826	83,995	90,794	83,561
Cash and cash equivalents at end of period	$86,373	$79,894	$86,373	$79,894

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2021	2022	2021	2022
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$54,666	$67,406	$106,778	$131,981
Cost of revenue:
Subscription	10,019	10,712	19,076	21,379
Subscription gross profit on a GAAP basis	44,647	56,694	87,702	110,602
Subscription gross margin on a GAAP basis	82%	84%	82%	84%

Stock-based compensation	549	778	968	1,509
Subscription gross profit on a non-GAAP basis	$45,196	$57,472	$88,670	$112,111
Subscription gross margin on a non-GAAP basis	83%	85%	83%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$65,103	$82,859	$124,961	$168,297
Stock-based compensation	(11,635)	(18,863)	(20,767)	(42,747)
Amortization of certain intangible assets	(20)	(20)	(40)	(40)
Total operating expenses on a non-GAAP basis	$53,448	$63,976	$104,154	$125,510

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(18,596)	$(25,641)	$(33,550)	$(54,276)
Stock-based compensation	12,455	20,204	22,340	45,287
Amortization of certain intangible assets	20	20	40	40
Operating loss on a non-GAAP basis	$(6,121)	$(5,417)	$(11,170)	$(8,949)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(30)%	(34)%	(27)%	(36)%
Stock-based compensation	20	27	18	30
Operating margin on a non-GAAP basis	(10)%	(7)%	(9)%	(6)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(22,240)	$(29,139)	$(40,344)	$(62,027)
Stock-based compensation	12,626	20,393	22,688	45,657
Amortization of certain intangible assets	20	20	40	40
Net loss on a non-GAAP basis	$(9,594)	$(8,726)	$(17,616)	$(16,330)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.70)	$(0.86)	$(1.28)	$(1.84)
Stock-based compensation	0.40	0.60	0.72	1.35
Net loss per share on a non-GAAP basis	$(0.30)	$(0.26)	$(0.56)	$(0.49)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2021	2022	2021	2022
Billings:
Total revenue	$62,825	$75,531	$122,887	$149,995
Add:
Deferred revenue (end of period)	126,381	163,454	126,381	163,454
Deferred revenue, noncurrent (end of period)	1,233	2,560	1,233	2,560
Less:
Deferred revenue (beginning of period)	(128,510)	(167,091)	(129,079)	(168,335)
Deferred revenue, noncurrent (beginning of period)	(1,923)	(2,126)	(3,173)	(2,420)
Increase in deferred revenue (current and noncurrent)	(2,819)	(3,203)	(4,638)	(4,741)
Billings	$60,006	$72,328	$118,249	$145,254

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$2,169	$(2,358)	$(559)	$(1,577)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Purchases of property and equipment	(1,640)	(1,479)	(3,418)	(3,416)
Adjusted free cash flow	$529	$(3,837)	$156	$(3,430)